Exhibit 99.1

ROCKY MOUNTAIN CHOCOLATE FACTORY SHAREHOLDERS ELECT COMPANY’S SLATE OF SIX DIRECTORS AT 2022 ANNUAL MEETING

BOARD RECONFIRMS ITS COMMITMENT TO SEATING A SEVENTH DIRECTOR WITH

FRANCHISE OPERATING EXPERIENCE

Durango, Colorado--(August 24, 2022) - Rocky Mountain Chocolate Factory, Inc. (NASDAQ: RMCF) (the "Company," "we" or "RMCF"), an international franchiser and manufacturer of gourmet chocolates and other confectionary products and ranked number one on Newsweek's list of "America's Best Retailers 2022" in the chocolate and candy stores category, today announced voting results from its 2022 Annual Meeting of Shareholders held via live webcast on August 18, 2022. Shareholders elected six members of the Board of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders, ratified the appointment of an independent registered accounting firm, and approved the advisory “Say on Pay” vote for the compensation of the company’s named executive officers.

Following the Annual Meeting, the Board reconfirmed its plan to add an additional director. Consistent with the Company’s stated objective, it will seek a candidate who possesses franchise operating experience, prior corporate governance experience, and has a consumer- packaged goods and retail background. The Company invites shareholders to participate in the search process by submitting recommendations directly to the office of the Corporate Secretary as described on its website, www.RMCF.com.

Annual Meeting Results

First Coast Results, Inc. the independent Inspector of Election, certified all voting results for the Annual Meeting. The final tabulation indicates that 4,758,826 shares were voted, representing approximately 76.5 percent of RMCF’s outstanding shares.

Directors elected by the shareholders include:

Nominees for Director	For	Withhold	% For of Votes Cast
Gabriel Arreaga	3,507,376	1,156,439	75.2
Jeffrey R. Geygan	3,665,251	636,607	85.2
Mark O. Riegel	3,569,754	1,094,061	76.5
Robert J. Sarlls	4,581,363	84,452	98.2
Brett P. Seabert	3,686,497	55,375	98.5
Sandra Elizabeth Taylor	2,984,296	1,679,519	64.0

Shareholders ratified the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.

For	Against	Abstain	% For of Votes Cast
4,693,699	17,920	47,207	99.6

Shareholders approved the compensation of the Company’s named executive officers (“Say on Pay”).

For	Against	Abstain	% For of Votes Cast
2,759,728	1,788,672	115,412	60.7

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc., (the "Company"), ranked number one on Newsweek's list of "America's Best Retailers 2022" in the chocolate and candy stores category and headquartered in Durango, Colorado, is an international franchiser of gourmet chocolate, confection and self-serve frozen yogurt stores and a manufacturer of an extensive line of premium chocolates and other confectionery products. The Company, its subsidiaries and its franchisees and licensees operate more than 325 Rocky Mountain Chocolate Factory and self-serve frozen yogurt stores across the United States, South Korea, Qatar, the Republic of Panama, and The Republic of the Philippines. The Company's common stock is listed on the Nasdaq Global Market under the symbol "RMCF."

Forward-Looking Statements

This communication includes statements of RMCF’s expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The statements, other than statements of historical fact, included in this communication are forward-looking statements. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “will,” “intend,” “believe,” “expect,” “anticipate,” “should,” “plan,” “estimate,” “potential,” “prospects,” “build” or similar expressions. For a detailed discussion of the risks and uncertainties that may cause RMCF’s actual results to differ from the forward-looking statements, please see the section entitled “Risk Factors” contained in Item 1A. of the RMCF’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, filed with the SEC on May 27, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2022. These forward-looking statements apply only as of the date hereof. As such they should not be unduly relied upon for more current circumstances. Except as required by law, RMCF undertakes no obligation to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this presentation or those that might reflect the occurrence of unanticipated events.